EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is not deemed filed pursuant to the Securities Exchange Act of 1934, as amended, and does not constitute a part of the Annual Report of Zila, Inc. (the “Company”) on Form 10-K for the period ended July 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”).

In connection with the Report of the Company, I, Diane E. Klein, Vice President-Finance of the Company, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  DIANE E. KLEIN
Diane E. Klein
Vice President-Finance
(Principal Financial Officer)

Date: October 15, 2007